                            LETTER OF TRANSMITTAL

        TO TENDER SHARES OF COMMON STOCK (INCLUDING THE ASSOCIATED
                      PREFERRED STOCK PURCHASE RIGHTS)
                                     OF
                            REHABCARE GROUP, INC.
          PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 31, 1997
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       THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT
             12:00 MIDNIGHT, EASTERN TIME, ON FEBRUARY 28, 1997
                         UNLESS THE OFFER IS EXTENDED.
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                       The Depositary for the Offer is:
                            BOATMEN'S TRUST COMPANY
                               Telephone Number:
                                (800) 456-9852
                             Facsimile Transmission           By Hand or
         By Mail:                Copy Numbers:            Overnight Courier:
 Boatmen's Trust Company         (314) 466-2425         Boatmen's Trust Company
   Corporate Trust Dept                                   Corporate Trust Dept
    510 Locust Street                                         Second Floor
      P.O. Box 14764           Confirm Facsimile           510 Locust Street
 St. Louis, MO 63178-4764         by Telephone:            St. Louis, MO 63101
                                 (800) 456-9852
                                       or
                                 (314) 466-1357

                              FOR INFORMATION CALL:
                             GEORGESON & COMPANY INC.
                                 ----------------
      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION TO A TELEPHONE OR TELEX NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

      The Instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed.

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                                                   DESCRIPTION OF SHARES TENDERED
                                                     (SEE INSTRUCTIONS 3 AND 4)
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
Name(s), address(es) and number of shares of registered holder(s).                             Tendered Certificates
Please fill in exactly as name(s) appear(s) on certificate(s).                          (Attach signed list if necessary)
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                                                                                Certificate    Total Number of    Number of Shares
                                                                                Number(s)<F*>  Shares Evidenced     Tendered<F**>
                                                                                               by Certificate<F*>

                                                                                ------------   -----------------  ----------------

                                                                                ------------   -----------------  ----------------

                                                                                ------------   -----------------  ----------------

                                                                                ------------   -----------------  ----------------
                                                                                TOTAL SHARES

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
Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration.<F***>
(Attach additional signed list if necessary).  See Instruction 15. ______ 1st ______ 2nd ______ 3rd

<F*>   Need not be completed by stockholder delivering Shares by book entry transfer.
<F**>  Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share certificate delivered to the
       Depositary are being tendered hereby.  See Instruction 4.
<F***> If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.
------------------------------------------------------------------------------------------------------------------------------------

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          PURCHASE PRICE PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
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                               CHECK ONLY ONE BOX
            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                       THERE IS NO PROPER TENDER OF SHARES.

    / / $20       / / $20 5/8   / / $21 1/8   / / $21 5/8   / / $22 1/8

    / / $20 1/8   / / $20 3/4   / / $21 1/4   / / $21 3/4   / / $22 1/4

    / / $20 1/4   / / $20 7/8   / / $21 3/8   / / $21 7/8   / / $22 3/8

    / / $20 3/8   / / $21       / / $21 1/2   / / $22       / / $22 1/2

    / / $20 1/2

===============================================================================

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

    This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book entry transfer to the Depositary's account at The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC"), or the Philadelphia Depository Trust Company ("PDTC") (each a "Book Entry Transfer Facility" and collectively, the "Book Entry Transfer Facilities") pursuant to the book entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to a Book Entry Transfer Facility does not constitute delivery to the Depositary.

    Absent circumstances causing the Rights (as defined below) to become exercisable or separately tradeable prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), a tender of Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to Shares include the associated Rights. Stockholders whose certificates evidencing Shares are not immediately available or who cannot deliver their Share certificates and all other documents required hereby to the Depository prior to the Expiration Date or who cannot complete the procedure for delivery by book entry transfer on a timely basis and who wish to tender Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2.

      / / Check here if Shares are being delivered by book entry transfer to the Depository's account at one of the Book Entry Transfer Facilities and complete the following:
            Name of Tendering Institution______________________________________

                Check box of Applicable Book Entry Transfer Facility:
                           / / DTC     / / MSTC     / / PDTC

                  Transaction Code No.________________________
                  Account No._________________________________

      / / Check here if Shares are being tendered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:
            Name of Registered Holder(s)_______________________________________
            Date of Execution of Notice of Guaranteed Delivery_________________ Name of Institution which Guaranteed Delivery______________________ If delivery is by book entry transfer:

                 Check Box of Applicable Book Entry Transfer Facility:
                         / / DTC      / / MSTC       / / PDTC

                        Transaction Code No.________________
                        Account No._________________________

      / / LOST CERTIFICATES. Check here if you cannot locate your certificates and require assistance in replacing them.
            Upon receipt of this Letter of Transmittal, the Depositary will contact you directly with replacement instructions.

Boatmen's Trust Company:

    The undersigned tenders to RehabCare Group, Inc. (the "Company") the certificates described above representing shares of its Common Stock, $.01 par value per share ("Shares"), including associated preferred stock purchase rights (the "Rights") of the Company at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 31, 1997 (the "Offer to Purchase"), receipt of which is acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Absent circumstances causing the Rights to become exercisable or separately tradeable prior to the Expiration Date, a tender of the Shares will also constitute a tender of the associated Rights. Unless the context requires otherwise, all references herein to the Shares include the associated Rights.

    Subject to and effective upon acceptance for payment of the tendered Shares, in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the all Shares tendered hereby or orders the registration of such Shares tendered by book entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and irrevocably constitutes and appoints the Depositary as the true and lawful attorney-in-fact for the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by a Book Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by you, as the undersigned's agent, of the Purchase Price (as defined below), (b) present such certificates for transfer or cancellation of such Shares on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned represents and warrants that (a) the undersigned has a net long position in the Shares within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
(b) the tender of such Shares complies with Rule 14e-4, (c) when and to the extent the Company accepts the Shares for purchase, the Company will acquire good, marketable and unencumbered title to such Shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claims, (d) on request, the undersigned will execute and deliver any additional documents the Depositary or the Company deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby, (e) the undersigned has read and agrees to all other terms of the Offer, and (f) the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby.

    The undersigned understands that the Company will determine the single purchase price, not less than $20 nor in excess of $22 1/2 per Share (the "Purchase Price"), that will enable it to purchase 925,000 Shares (or such lesser number of Shares as are properly tendered) pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company expressly reserves the right, in its sole discretion, and regardless of whether any of the events set forth in Section 6 of the Offer to Purchase shall have occurred or been determined by the Company to have occurred, to amend the Offer in any respect (including, without limitation, by increasing or decreasing the range of prices which may be paid for the Shares or the number of Shares being sought in the Offer). See Section 2 of the Offer to Purchase. The undersigned understands that all Shares properly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including the proration provisions of the Offer to Purchase. The Purchase Price will be paid to the tendering stockholder in cash for all Shares purchased. The undersigned understands that all Shares tendered and not purchased pursuant to the Offer, including Shares tendered at prices in excess of the Purchase Price and Shares not purchased because of proration, will be returned to the undersigned at the Company's expense as promptly as practicable following the Expiration Date.

    The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to purchase any of the Shares tendered hereby or may purchase, pro rata with Shares tendered by other stockholders, fewer than all of the Shares tendered hereby. In either event, the undersigned understands that the certificates for any Shares tendered and not purchased by the Company will be returned to the undersigned at the address indicated above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase or in the accompanying Instructions will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The check for the Purchase Price for tendered Shares that are purchased will be issued to the order of the undersigned and mailed to the address above unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" below. Similarly, unless otherwise indicated under

"Special Payment Instructions," or "Special Delivery Instructions," any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) will be returned to the undersigned at the address shown above. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, the check for the Purchase Price and/or any Shares not tendered or accepted for payment in the name(s) of, and said check and/or such Shares will be issued and delivered to the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Company purchases none of the Shares so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MAKING OF THE OFFER. HOWEVER, NEITHER THE COMPANY NOR ITS BOARD OF DIRECTORS MAKES ANY RECOMMENDATION TO STOCKHOLDERS AS TO WHETHER TO TENDER ALL OR ANY PORTION OF THEIR SHARES, OR AS TO THE PURCHASE PRICE AT WHICH THEY SHOULD TENDER. STOCKHOLDERS SHOULD CONSIDER THAT THE COMPANY INTENDS TO SELECT THE LOWEST PURCHASE PRICE NOT LESS THAN $20 NOR IN EXCESS OF $22 1/2 PER SHARE THAT WILL ENABLE IT TO PURCHASE 925,000 SHARES (OR SUCH LESSER NUMBER OF SHARES AS ARE PROPERLY TENDERED) PURSUANT TO THE OFFER. SEE SECTION 5 OF THE OFFER TO PURCHASE.

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                                  SIGN HERE
                         (SEE INSTRUCTIONS 1 AND 6)
                 (IMPORTANT: COMPLETE SUBSTITUTE W-9 BELOW)

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificates(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by officers of a corporation, trustees, executors, administrators, guardians, attorneys-in-fact or other acting in a fiduciary or representative capacity, please set forth full title.

Holder Name(s):________________________________________________________________
                                (Please Type or Print)
X______________________________________________________________________________

X______________________________________________________________________________
                   (Signature(s) of Owner(s) or Representative(s))

Capacity (Full Title):_________________________________________________________

Dated:___________________________________________________________________, 1997

Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                       Zip Code
Area Code and Tel. No.:________________________________________________________

Taxpayer Identification or Social Security Number(s):__________________________

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED.  SEE INSTRUCTIONS 1 AND 6)
        FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLACE MEDALLION GUARANTEE
                                 IN SPACE BELOW.

Authorized Signature:__________________________________________________________

Name:__________________________________________________________________________
                                (Please Type or Print)
Title:_________________________________________________________________________

Name of Firm:__________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                       Zip Code
Area Code and Tel. No.:________________________________________________________

Dated:___________________________________________________________________, 1997

-------------------------------------------------------------------------------

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)
  To be completed ONLY if certificates for Shares not tendered or not purchased, or the check for the Purchase Price of Shares purchased, are to be issued in the name of someone other than the undersigned.

Issue    / / check      and/or    / / certificates to:

Name:__________________________________________________________________________
                                (Please Type or Print)

Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                       Zip Code
-------------------------------------------------------------------------------

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                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7, AND 8)
  To be completed ONLY if certificates for Shares not tendered or not purchased, or any check issued in the name of the undersigned for the Purchase Price of Shares to be purchased, are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail     / / check      and/or     / / certificates to:

Name___________________________________________________________________________
                                (Please Type or Print)
Address:_______________________________________________________________________

_______________________________________________________________________________
                                                                       Zip Code
-------------------------------------------------------------------------------

                                INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith or on behalf of such registered holder by an authorized officer, trustee, executor, administrator, guardian, attorney-in-fact or another person acting in a fiduciary or representative capacity, unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special
Delivery Instructions" or (ii) if Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States which is a member of one of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being hereinafter referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if certificates representing the Shares are to be forwarded herewith or if Shares are to be delivered by book entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Share certificates evidencing ALL physically tendered Shares, or a confirmation of a book entry transfer into the Depositary's account at a Book Entry Transfer Facility of all Shares delivered by book entry transfer as well as a properly completed and duly executed Letter of Transmittal (including all signature guarantees), must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. If certificates representing the Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders who cannot locate their certificates and require assistance in replacing them should check the box for "Lost Certificates." Upon receipt of this Letter of Transmittal, the Depositary will contact such stockholder directly with replacement instructions.

    Stockholders whose certificates are not immediately available, who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book entry transfer into the Depositary's account at a Book Entry Transfer Facility of all Shares delivered by book entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in Section 3 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS INCLUDING DELIVERY THROUGH ANY BOOK ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES,
SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Tendered Shares" is inadequate, the certificate numbers, the number of Shares represented by each certificate and the number of the Shares tendered from each certificate (for partial tenders only) should be listed on a separate signed schedule and attached to this Letter of Transmittal.

    4. PARTIAL TENDERS AND UNPURCHASED SHARES (NOT APPLICABLE TO STOCKHOLDER WHO TENDERS BY BOOK ENTRY TRANSFER). If fewer than all of the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the column entitled "No. of Shares Tendered" in the box captioned "Description of Shares Tendered." In such case, if some or all of the tendered Shares are purchased, new certificates for the remainder of the Shares evidenced by your old certificates will be sent to you, unless otherwise specified in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of

Transmittal, as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificates listed are deemed to have been tendered unless otherwise indicated.

    5. INDICATION OF PURCHASE PRICE FOR TENDERED SHARES. For Shares to be tendered properly, stockholders must check the appropriate box indicating the Purchase Price per Share at which they are tendering Shares under "Purchase Price Per Share At Which Shares Are Being Tendered" on this Letter of Transmittal. Stockholders must check one and only one box. IF MORE THAN
ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THE TENDER OF THE SHARES WILL BE IMPROPER. Stockholders who desire to tender portions of their Shares at different Purchase Prices must complete a separate Letter of Transmittal for each price at which they wish to tender each such portion of their Shares. The same Shares cannot be tendered (unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

    6.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

        (a) If this Letter of Transmittal is signed by the registered holder(s) of the certificates tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

        (b) If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

        (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of certificates.

        (d) When this Letter of Transmittal is signed by the registered holder(s) of the certificates listed and tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, payment is to be made or the certificates for unpurchased Shares are to be issued to a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

        (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of their authority so to act.

        (f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed and tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

    7. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Shares are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other persons(s)) payable on account of the transfer to such person(s) will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted to the Company.

    8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If checks are to be issued in the name of, and/or certificates for unpurchased Shares are to be issued to, a person other than the signer of the Letter of Transmittal, or if checks are to be sent and/or such certificates are to be returned to someone other than the signer of the Letter of Transmittal or to an address other than the one shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

    9. IRREGULARITIES. All questions as to the number of Shares to be accepted, the Purchase Price and the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance for payment of or payment for which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions set forth in the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder.

    Neither the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured by the tendering stockholder or waived by the Company.

    10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

    11. SUBSTITUTE FORM W-9. Stockholders other than corporations and certain foreign individuals may be subject to backup federal income tax withholding. Each such tendering stockholder or other payee who does not otherwise establish to the satisfaction of the Depositary an exemption from backup federal income tax withholding is required to provide the Depositary with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided as a part of this Letter of Transmittal, and to indicate that the stockholder or other payee is not subject to backup withholding by certifying the information in Part 2 of the Substitute Form W-9. For an individual, his or her TIN will generally be his social security number. Failure to complete and return the Substitute Form W-9 may subject the tendering stockholder or other payee to 31% backup federal income tax withholding on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer and to a $50.00 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. For additional information concerning Substitute Form W-9, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

    12. WITHHOLDING ON FOREIGN STOCKHOLDERS. The Depositary will withhold federal income taxes equal to 30% of the gross payments payable to a foreign stockholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) any estate or trust the income of which is subject to United States federal income taxation regardless of the source of such income. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the stockholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign stockholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding.

    13. LOST, STOLEN OR DESTROYED CERTIFICATES. Stockholders whose certificates have been lost, stolen or destroyed should check the box on page 2 of this Letter of Transmittal for "Lost Certificates." Upon receipt of this Letter of Transmittal, the Depositary will contact such stockholders directly with replacement instructions.

    14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification or any gain or loss on the Shares purchased. See Section 1 of the Offer to Purchase.


                        ------------------------------

               PAYER'S NAME:  BOATMEN'S TRUST COMPANY

-------------------------------------------------------------------------------
          SUBSTITUTE            Part I--PLEASE PROVIDE     Social Security
           Form W-9             YOUR TIN IN THE BOX AT     No. OR Employer
  Department of the Treasury    RIGHT AND CERTIFY BY       Identification
   Internal Revenue Service     SIGNING AND DATING BELOW   Number _____________

                                -----------------------------------------------
 Payer's Request for Taxpayer   Part II--For Payees exempt from backup with-
Identification Number (TIN)     holding, see the enclosed Guidelines for
                                Certification of Taxpayer Identification Number
                                on Substitute Form W-9.
-------------------------------------------------------------------------------
Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
-------------------------------------------------------------------------------

SIGNATURE ________________________________________________DATE_________________


Name (printed)____________________________________

-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


                                  --------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES AND OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER.


                      THE DEALER MANAGER FOR THE OFFER IS:

                                 COWEN & COMPANY
                             One Financial Square
                           New York, New York 10005

                                (212) 495-8630
                            (800) 221-5616 (#8630)



                   THE INFORMATION AGENT FOR THE OFFER IS:

                           GEORGESON & COMPANY INC.
                               Wall Street Plaza
                           New York, New York  10005

                           FOR INFORMATION CALL:

                         Banks and Brokers Call Collect:
                                (212) 440-9800

                                Call Toll Free:
                                (800) 223-2064